SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA High Income Fund and Evergreen VA Strategic Income Fund (together the “Funds”)

                Effective immediately, Gary Pzegeo, CFA, is the new portfolio manager of Evergreen VA High Income Fund. Also effective immediately, Mr. Pzegeo replaces Dana E. Erikson as one of the portfolio managers of Evergreen VA Strategic Income Fund.

                Currently, Mr. Pzegeo serves as Managing Director and interim head of the High Yield Bond team at EIMC and has been with EIMC since 2005.  Gary served as Vice President and Portfolio Manager at Gannett Welch & Kotler, LLC from 2001 until joining EIMC in 2005.  From 1990 through 1997, Gary served as a fixed income analyst and trader with EIMC, becoming a Portfolio Manager in 1997.

                The sections of the Funds' prospectuses entitled "Fund Facts" and "The Funds' Portfolio Managers" are revised accordingly.

August 11, 2006	577247 (8/06)